DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Short-Intermediate Government Fund for its six-month reporting period ended May 31, 1997. Your Fund produced a total return, including bond price changes and interest income, of 0.99%.* The Fund's tax-free annualized distribution rate per share was 5.89%.** (Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders).
Economic Review
    Plentiful jobs and low inflation spurred consumer confidence to its highest level in 27 years by the end of the reporting period, May 31, 1997. Economic growth surged 5.6% in the first quarter of this year, sharply higher than the 3.8% rate in the last quarter of 1996. With unemployment at its lowest level in 23 years, there was fear that without some preemptive tightening in monetary policy, inflationary pressures would resume. As a precaution, in March 1997, the Federal Open Market Committee, the policy-makin g arm of the Federal Reserve Board (the "Fed"), raised the Federal Funds rate one quarter of a percentage point to 5.50%. It was the first hike in short-term rates in over two years. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) Fed Chairman Greenspan likened the increase to "the small immediate discomfort of a vaccination against the possibility of getting a serious disease." Subsequent to the March rate increase, signs of inventory accumulation and some moderation in retail sales may have helped stay the Fed from implementing additional increases in short-term interest rates.
    The great difference between the present economic recovery and previous ones is the absence of inflation. The economy is now in its seventh year of expansion, an expansion devoid of any appreciable resurgence in inflation.
The Producer Price Index, a measure of prices paid by manufacturers and an indicator of so-called pipeline inflation, declined over the first four months of this year and rose less than 1% over the previous 12 months. Inflation on the consumer level has been similarly subdued. The Consumer
Price Index increased a modest 2.5% over the 12-month period ending in April.
    On another front, the tight labor market has spawned fears that rising wages would provide an inflationary stimulus to the economy. So far this has not occurred. The Employment Cost Index, a gauge of wage and benefit increases, has remained below 3%. The bipartisan budget agreement recently reached between the Clinton Administration and the Republican Congressional leadership has also eased inflationary fears.
    The economic confidence of consumers is readily understandable. The exceptionally low unemployment rate has combined with a strong economy that has expanded with unusual vigor. But, despite huge business investment in technology to improve productivity, it would be folly to assume that the economy's capacity for non-inflationary growth is unlimited. Consumers enjoying both job stability and rising personal incomes could increase their spending to levels that would strain production and bring on inflation or the Fed could again tighten credit, perhaps in another precautionary move.
Market Environment
    The technical factors in the bond market are quite positive, and should continue to push interest rates lower. A reduced deficit should mean less issuance of debt by the Treasury. A balanced budget looks like an achievable goal. U.S. interest rates are currently higher than almost all other developed countries, making our rates attractive globally, and the dollar continues to remain strong. Last, commodity prices have been drifting lower.
    At the consumer level, the rate outlook is positive too. Bank lending criteria, especially in the credit card arena, are becoming more stringent. The primary reason for that is the continued rise of consumer delinquencies. Retail sales have been sluggish, and car sales have also turned sluggish. In fact, some of the hottest selling vehicles last year now have incentives to buy them. Some of these loans carry 0% interest for two years, and the biggest selling sport utility vehicle can be had for a 4.8% loan. This clearly shows that auto dealers are having trouble clearing 1997 inventory.
Portfolio Overview
    Currently, the maturity of the Fund is at a 2.35 year weighted average life, which makes the effective duration 1.927 years. Going forward, we plan to extend the maturity of the Fund to take advantage of the outlook for interest rates. As for positioning on the interest rate curve, it is our intention to move assets out of the one-year sector and into the three-year sector. We anticipate that this will help the Fund in two ways - first by extending duration in a declining rate environment, and also by locking in a higher yield because of the very steep yield curve that exists between money markets and three-year notes.
    We plan to maintain this positive outlook for the immediately foreseeable future. The two factors that we feel could change our allocation are consumer behavior and foreign economies. If consumer spending were to increase significantly or foreign economies were to appear much stronger, we would readjust our outlook. As always, we will be monitoring these factors, as well as numerous other indicators.
                              Very truly yours,

                          [Gerald Thunelius signature logo]

                              Gerald Thunelius
                              Portfolio Manager
June 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF INVESTMENTS                                                                            MAY 31, 1997 (UNAUDITED)
                                                                                                      Principal
Bonds and Notes-95.0%                                                                                   Amount          Value
                                                                                                        -------        -------
U.S. Government Agencies-41.7%
Federal Home Loan Banks, Notes:
  9 1/4%, 11/25/1998........................................................                      $  25,000,000   $ 26,073,425
  5.99%, 11/27/1998.........................................................                         15,200,000     15,160,754
  6.685%, 11/5/1999.........................................................                         10,000,000     10,010,870
  6 5/8%, 11/19/1999........................................................                         20,000,000     20,020,920
  6.58%, 9/25/2000..........................................................                          7,500,000      7,488,277
Federal Home Loan Mortgage,
  Deb., 6.63%, 3/20/2000....................................................                         20,000,000     20,012,840
Federal National Mortgage Association:
  Medium-Term Notes:
    5.58%, 1/15/1998........................................................                         10,000,000(a)  10,001,610
    6.07%, 4/23/1998........................................................                         35,000,000     35,049,469
    7.89%, 2/23/2000........................................................                         15,950,000     16,188,341
    6.41%, 5/22/2000........................................................                         35,000,000     34,997,970
  Notes:
    8.65%, 2/10/1998........................................................                         10,000,000     10,190,370
    6 1/2%, 1/27/2000.......................................................                         10,035,000     10,028,156
State of Israel,
  Gtd. Notes, 5 1/4%, 3/15/1998.............................................                         10,000,000      9,948,640
                                                                                                                       -------
                                                                                                                   225,171,642
                                                                                                                       -------
U.S. Treasury Notes-53.3%
  9 1/8%, 5/15/1999.........................................................                         70,000,000     73,707,816
  7 3/4%, 11/30/1999........................................................                          6,000,000      6,197,813
  7 3/4%, 12/31/1999........................................................                         44,700,000     46,222,594
  7 3/4%, 1/31/2000.........................................................                         23,000,000     23,797,812
  7 1/8%, 2/29/2000.........................................................                         31,000,000     31,605,470
  8 3/4%, 8/15/2000.........................................................                         50,000,000     53,390,625
  8 1/2%, 11/15/2000........................................................                         50,000,000     53,195,315
                                                                                                                       -------
                                                                                                                   288,117,445
                                                                                                                       -------
TOTAL BONDS AND NOTES
  (cost $515,201,668).......................................................                                      $513,289,087
                                                                                                                       =======


DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 MAY 31, 1997 (UNAUDITED)
                                                                                                       Principal
Short-Term Investments-1.9%                                                                             Amount          Value
                                                                                                        -------        -------
Repurchase Agreements;
Aubrey G. Lanston & Co., 5.45%
  dated 5/30/1997, due 6/2/1997 in the amount of
  $10,397,720 (fully collateralized by $10,728,000
  U.S. Treasury Bills, 10/16/1997, value $10,513,440)
  (cost $10,393,000)........................................................                      $  10,393,000   $ 10,393,000
                                                                                                                       =======
TOTAL INVESTMENTS
  (cost $525,594,668).......................................................                              96.9%   $523,682,087
                                                                                                           ====        =======
CASH AND RECEIVABLES (NET)..................................................                               3.1%   $ 16,534,491
                                                                                                           ====        =======
NET ASSETS..................................................................                             100.0%   $540,216,578
                                                                                                           ====        =======
Notes to Statement of Investments:
    (a)  Variable rate security-interest rate subject to periodic change.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                 MAY 31, 1997 (UNAUDITED)
                                                                                                      Cost             Value
                                                                                                    --------          --------
ASSETS:                          Investments in securities-See Statement of Investments         $525,594,668      $523,682,087
                                 Cash.......................................                                        11,173,340
                                 Interest receivable........................                                         6,435,542
                                 Receivable for shares of Beneficial Interest subscribed                                52,829
                                 Prepaid expenses and other assets..........                                            43,436
                                                                                                                      --------
                                                                                                                   541,387,234
                                                                                                                      --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         250,036
                                 Payable for shares of Beneficial Interest redeemed                                    727,968
                                 Payable for investment securities purchased                                           103,186
                                 Accrued expenses...........................                                            89,466
                                                                                                                      --------
                                                                                                                     1,170,656
                                                                                                                      --------
NET ASSETS..................................................................                                      $540,216,578
                                                                                                                      ========
REPRESENTED BY:                  Paid-in capital............................                                      $581,013,957
                                 Accumulated undistributed investment income-net                                       109,914
                                 Accumulated net realized gain (loss) on investments                               (38,994,712)
                                 Accumulated net unrealized appreciation (depreciation)
                                 ....................        on investments-Note 4(b)                               (1,912,581)
                                                                                                                      --------
NET ASSETS..................................................................                                      $540,216,578
                                                                                                                      ========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                      50,311,765
NET ASSET VALUE, offering and redemption price per share....................                                            $10.74
                                                                                                                          ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF OPERATIONS                                                         SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $ 18,095,568
EXPENSES:                        Management fee-Note 3(a)...................                  $   1,370,741
                                 Shareholder servicing costs-Note 3(b)......                        514,509
                                 Registration fees..........................                         40,374
                                 Trustees' fees and expenses-Note 3(c)......                         32,169
                                 Custodian fees-Note 3(b)...................                         23,792
                                 Professional fees..........................                         19,641
                                 Prospectus and shareholders' reports.......                         15,481
                                 Loan commitment fees-Note 2................                          3,548
                                 Miscellaneous..............................                          5,399
                                                                                                    -------
                                       Total Expenses.......................                                         2,025,654
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                        16,069,914
                                                                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions......................                  $  (6,985,695)
                                     Short sale transactions................                        271,170
                                                                                                    -------
                                       Net Realized Gain (Loss).............                                        (6,714,525)
                                 Net unrealized appreciation (depreciation) on investments                          (4,359,424)
                                                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       (11,073,949)
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $   4,995,965
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Six Months Ended
                                                                                               May 31, 1997       Year Ended
                                                                                               (Unaudited)     November 30, 1996
                                                                                                 ---------         ----------
OPERATIONS:
  Investment income-net..................................................                   $   16,069,914     $   34,130,666
  Net realized gain (loss) on investments................................                       (6,714,525)        (1,219,661)
  Net unrealized appreciation (depreciation) on investments..............                       (4,359,424)        (4,555,506)
                                                                                                  --------           --------
      Net Increase (Decrease) in Net Assets Resulting from Operations....                        4,995,965         28,355,499
                                                                                                  --------           --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................                      (16,047,830)       (34,042,836)
                                                                                                  --------           --------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..........................................                      141,182,183        220,320,537
  Dividends reinvested...................................................                       12,774,554         27,170,603
  Cost of shares redeemed................................................                     (172,007,758)      (246,164,984)
                                                                                                  --------           --------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  (18,051,021)         1,326,156
                                                                                                  --------           --------
        Total Increase (Decrease) in Net Assets..........................                      (29,102,886)        (4,361,181)
NET ASSETS:
  Beginning of Period....................................................                      569,319,464        573,680,645
                                                                                                  --------           --------
  End of Period..........................................................                    $ 540,216,578      $ 569,319,464
                                                                                                  ========           ========
Undistributed investment income-net......................................                 $        109,914  $          87,830
                                                                                                  --------           --------
                                                                                                 Shares              Shares
                                                                                                  --------           --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................                       13,039,191         20,156,773
  Shares issued for dividends reinvested.................................                        1,184,410          2,490,316
  Shares redeemed........................................................                      (15,894,799)       (22,544,889)
                                                                                                  --------           --------
      Net Increase (Decrease) in Shares Outstanding......................                       (1,671,198)           102,200
                                                                                                  ========           ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                     Six Months Ended
                                                      May 31, 1997                       Year Ended November 30,
                                                                        ------------------------------------------------------
PER SHARE DATA:                                        (Unaudited)        1996        1995        1994        1993        1992
                                                        ----------        ----        ----        ----        ----        ----
    Net asset value, beginning of period..                $10.95        $11.06      $10.57      $11.45      $11.58      $11.71
                                                            ----          ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                   .32           .65         .73         .76         .78         .82
    Net realized and unrealized gain (loss)
      on investments......................                  (.21)         (.11)        .49        (.82)        .14         .09
                                                            ----          ----        ----        ----        ----        ----
    Total from Investment Operations......                   .11           .54        1.22        (.06)        .92         .91
                                                            ----          ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                  (.32)         (.65)       (.73)       (.76)       (.78)       (.83)
    Dividends from net realized gain on investments           .-            .-          .-        (.06)       (.27)       (.21)
                                                            ----          ----        ----        ----        ----        ----
    Total Distributions...................                  (.32)         (.65)       (.73)       (.82)      (1.05)      (1.04)
                                                            ----          ----        ----        ----        ----        ----
    Net asset value, end of period........                $10.74        $10.95      $11.06      $10.57      $11.45      $11.58
                                                            ====          ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                  1.99%(1)      5.08%      11.91%       (.57%)      8.29%       8.05%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .74%(1)       .74%        .66%        .47%        .40%        .35%
    Ratio of net investment income
      to average net assets...............                  5.86%(1)      5.99%       6.73%       6.91%       6.75%       7.00%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                    .-            .-         .09%        .30%        .35%        .42%
    Portfolio Turnover Rate...............                470.16%(2)    594.44%     387.60%     695.60%     317.00%     225.52%
    Net Assets, end of period (000's Omitted)           $540,217      $569,319    $573,681    $496,513    $551,543    $333,646
(1)    Annualized.
(2)    Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Short-Intermediate Government Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $32,300,000 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to November 30, 1996. If not applied, $26,610,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003 and $1,220,000 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rate in effect at the time of borrowings. For the period ended May 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The Manager has undertaken through November 30, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. There was no reimbursement for the period ended May 31, 1997.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1997, the Fund was charged an aggregate of $318,544 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $98,381 during the period ended May 31, 1997.
    The Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended May 31, 1997, $23,792 was charged by Mellon pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended May 31, 1997:
                                            Purchases                Sales
                                     -------------------      -----------------
Long transactions..................     $2,678,156,324           $2,725,695,756
Short sale transactions............        383,683,618              383,954,788
                                           -----------              -----------
    Total..........................     $3,061,839,942           $3,109,650,544
                                           ===========              ===========
    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover the short position. At May 31, 1997, there were no securities sold short outstanding.
    (b) At May 31, 1997, accumulated net unrealized depreciation on investments was $1,912,581, consisting of $572,059 gross unrealized appreciation and $2,484,640 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS SHORT-INTERMEDIATE
GOVERNMENT FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                            542SA975
Registration Mark
[Dreyfus logo]
Short-Intermediate
Government
Fund
Semi-Annual
Report
May 31, 1997